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                                                                 EXHIBIT e(9)(b)


                                AMENDMENT NO. 1
                       TO THE SECOND AMENDED AND RESTATED
                         MASTER DISTRIBUTION AGREEMENT

                   (APPLICABLE TO CLASS A AND CLASS C SHARES)


         The Second Amended and Restated Master Distribution Agreement (the "Agreement"), dated July 1, 2000 by and between AIM Funds Group, a Delaware business trust, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

        Appendix A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                         MASTER DISTRIBUTION AGREEMENT
                                       OF
                                 AIM FUNDS GROUP

CLASS A SHARES
--------------

AIM Balanced Fund
AIM European Small Company Fund
AIM Global Utilities Fund
AIM International Emerging Growth Fund
AIM New Technology Fund
AIM Select Growth Fund
AIM Small Cap Equity Fund
AIM Value Fund
AIM Value II Fund

CLASS C SHARES
--------------

AIM Balanced Fund
AIM European Small Company Fund
AIM Global Utilities Fund
AIM International Emerging Growth Fund
AIM New Technology Fund
AIM Select Growth Fund
AIM Small Cap Equity Fund
AIM Value Fund
AIM Value II Fund"



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     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: August 30, 2000

                                         AIM FUNDS GROUP


Attest:   /s/ RENEE A. FRIEDLI           By:   /s/ ROBERT H. GRAHAM
          ----------------------              ----------------------------------
           Assistant Secretary                President



                                         A I M DISTRIBUTORS, INC.


Attest:   /s/ P. MICHELLE GRACE          By:   /s/ MICHAEL J. CEMO
          ----------------------              ----------------------------------
           Assistant Secretary                 President